JPMORGAN TRUST I

J.P. Morgan Municipal Bond Funds

JPMorgan California Tax Free Bond Fund

JPMorgan New York Tax Free Bond Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated June 12, 2026

to the current Prospectuses and Statement of Additional Information, as supplemented

Effective as of the close of business on June 12, 2026, the assets of the JPMorgan California Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund were transferred to JPMorgan California Tax Free Bond ETF and JPMorgan New York Tax Free Bond ETF, respectively (the “Acquiring Funds”), each a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Funds became shareholders of the Acquiring Funds.

As a result, the Funds are no longer offered for investment, and all references to the Funds in the Prospectuses and the Statement of Additional Information are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-MUNI-626